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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): November 10, 2003


                  IndyMac MBS, INC., (as depositor under the
                  Pooling and Servicing Agreement, dated as of November 1, 2003, providing for the issuance of the IndyMac MBS, INC., Residential Asset Securitization Trust 2003-A13, Mortgage Pass-Through Certificates, Series 2003-M).


                               IndyMac MBS, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                       333-102888             95-4791925
----------------------------         -------------         --------------------
(State of Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                File Number)         Identification No.)

         155 North Lake Avenue
         Pasadena, California                                  91101
       -----------------------                                ------------
         (Address of Principal                                (Zip Code)
          Executive Offices)



       Registrant's telephone number, including area code (800) 669-2300
                                                           ----- --------


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Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2003-M, Deutsche Bank Securities ("Deutsche"), as an Underwriter of the Underwritten Certificates, has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided Deutsche with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials prepared by Deutsche are listed as Exhibit 99.1 hereto.



















--------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated June 13, 2003, and the prospectus supplement dated November 21, 2003, of IndyMac MBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-M.



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Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

    99.1. Computational Materials prepared by Deutsche.



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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IndyMac MBS, INC.




                                 By: / s / Victor H. Woodworth
                                     ----------------------------------
                                     Victor H. Woodworth
                                     Vice President



Dated:   November 10, 2003




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                                 Exhibit Index



Exhibit                                                                  Page
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99.1. Computational Materials prepared by Deutsche.                        6





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